FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 25049


CURRENT REPORT


Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): November 17, 1998.


Stone Container Corporation
(Exact name of registrant as specified in its charter)


Delaware				                     	1-3439	         		36-2041256
(State or other jurisdiction		(Commission file    	(IRS Employer
 of incorporation	 Number)		     Number)       Identification Number)

150 North Michigan Avenue, Chicago, Illinois			60601-7568
(Address of principal executive offices)				Zip Code

Registrant's telephone number, including area code:  (312) 346-6600

Not applicable
(Former name or former address, if changed since last report)

ITEM 5.	OTHER EVENTS.

On November 17, 1998, Stone Container Corporation issued a news release announcing the opinion issued by the Delaware Chancery Court denying two Series E Preferred Stockholders preliminary injunctive relief as to the merger of the Company with Jefferson Smurfit Corporation. The news release is attached as
Exhibit 99.1 hereto and incorporated by reference herein.


ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

	(a) -- (b) Not applicable.

	(c)	Exhibits.

	99.1	News release of Stone Container Corporation dated November 17, 1998.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

							STONE CONTAINER CORPORATION



Date:  November 17, 1998					By:    LESLIE T. LEDERER
                 							          		Vice President


EXHIBIT INDEX


Exhibit
Number     Description of Exhibit

99.1 News release of Stone Container Corporation dated November 17, 1998.